UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2013

CELLULAR CONCRETE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	45-4511068
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Pacifica Drive, Suite 130, Irvine, CA 92618
(Address of principal executive offices)

949-769-6522
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

Previous Independent Registered Public Accounting Firm:

On October 31, 2013, Cellular Concrete Technologies, Inc. (the "Company") dismissed Anton & Chia, LLP ("A&C") as its registered independent public accounting firm. Our Board of Directors participated in and approved the decision to change independent accounting firms.

A&C's report on the financial statements for the fiscal year ended March 31, 2013 and for the period from inception (February 6, 2012) to March 31, 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that those reports are qualified by the uncertainty of the Company's ability to raise capital and operate successfully, which such conditions raised substantial doubt as to the ability of the Company to continue as a going concern.

During the year ended March 31, 2013 and from inception (February 5, 2012) to March 31, 2013, and in the subsequent period through October 31, 2013, the date of dismissal of A&C, there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended March 31, 2013 and for the period from inception (February 6, 2012) to March 31, 2013, and in the subsequent period through October 31, 2013, the date of dismissal of A&C, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to A&C and requested A&C to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not A&C agrees with the above disclosures. To date, A&C has not responded to the Company.

New Independent Registered Public Accounting Firm:

On October 31, 2013 the Company engaged the firm of Vavrinek, Trine, Day & Co., LLP as its independent registered public accounting firm. Our Board of Directors participated in and approved the decision to change independent accounting firms.

From the Company's inception on February 6, 2012 through October 31, 2013 the Company has not consulted with Vavrinek, Trine, Day & Co., LLP. with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed;  or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Vavrinek, Trine, Day & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 22, 2014

CELLULAR CONCRETE TECHNOLOGIES, INC.

By: _/s Paul Falco____________________
       Paul Falco
       Chief Executive Officer